UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 550

San Jose, CA 95110

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed on August 17, 2018, the New York Stock Exchange (“NYSE”) provided Quantum Corporation (the “Company”) an extension through January 15, 2019 (the “Compliance Deadline”) to file its late Annual Report on Form 10-K for the year ended March 31, 2018 (the “2018 Form 10-K”), and Quarterly Reports on Form 10-Q for the periods ended December 31, 2017 and June 30, 2018 (collectively, the “Late Reports”) with the Securities and Exchange Commission (the “SEC”).

While the Company has made significant progress toward completing its Late Reports, the Company has determined that it will be unable to file the Late Reports by the Compliance Deadline or by February 15, 2019 and informed the NYSE of its determination.

Following the Company informing the NYSE of its determination, the NYSE announced the suspension of trading of the Company’s common stock due to non-compliance with Section 802.01E of the NYSE’s Listed Company Manual, effective at the opening of trading today, and announced that it was initiating proceedings to delist the Company’s common stock. As a result of the suspension, the Company expects that its shares of common stock will begin trading on January 16, 2019 under the symbol “QMCO” on the OTC Pink, which is operated by OTC Markets Group Inc.

The Company continues to operate its business as usual. Additionally, the NYSE decision does not affect the Company’s SEC reporting requirements and does not conflict with or cause an event of default under any of the Company’s debt or other material agreements. The Company intends to file its Late Reports as quickly as possible.

On January 15, 2019, the Company issued a press release regarding the NYSE’s delisting determination, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s expectations that, its shares are expected to trade on the OTC Pink and that the Company intends to file its Late Reports as soon as possible. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statement. More detailed information about these risk factors, and additional risk factors, are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2017. All forward-looking statements in this public announcement are based on information available to Quantum as of the date of this announcement. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Other Events.

(d) Exhibits

99.1 Press Release of the Company, dated January 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2019	QUANTUM CORPORATION (Registrant)

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Title:	Senior Vice President, General Counsel and Secretary